Exhibit 10.1

ARKO CORP.

SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT (this “Subscription Agreement”) is entered into November 18, 2020, by and between ARKO Corp., a Delaware corporation (the “Company”), and the undersigned (each a “Subscriber” and together the “Subscribers”).

WHEREAS, the Company entered into that certain business combination agreement, dated as of September 8, 2020 (as it may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof and of this Subscription Agreement, the “Transaction Agreement”), pursuant to which, among other things, the Company, Haymaker Acquisition Corp. II, a Delaware corporation (“Haymaker”), ARKO Holdings Ltd., a company organized under the laws of the State of Israel (“Arko Holdings”), and certain other parties thereto will enter into a business combination (the “Transaction”); and

WHEREAS, in connection with the Transaction, the Subscribers desire to subscribe for and purchase from the Company, and the Company desires to issue and sell to the Subscribers (i) an aggregate of 700,000 shares (the “Firm Shares”) of the Company’s Series A convertible preferred stock, par value $0.0001 per share (“Preferred Shares”), with the terms set forth in the form of amended and restated certificate of incorporation of the Company attached as Exhibit A hereto (as amended, restated, and/or otherwise modified in accordance with its terms, the “Charter”), and (ii) up to an aggregate of an additional 300,000 Preferred Shares if and to the extent that the Company exercises the right granted to it in Section 1 of this Subscription Agreement (the “Additional Shares” and together with the Firm Shares, the “Acquired Securities”), in each case for a purchase price of $100 per share (the “Purchase Price”).

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants, and subject to the conditions, herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1.    Subscription. Pursuant to the terms and subject to the conditions set forth herein, each Subscriber hereby agrees to irrevocably subscribe for and purchase, and the Company hereby agrees to irrevocably issue and sell to such Subscriber, upon the payment of the Purchase Price, the Firm Shares set forth opposite such Subscriber’s name on Schedule A attached hereto. The time and date of such payment are hereinafter referred to as the “Closing Date.”

Moreover, each Subscriber hereby agrees to irrevocably subscribe for and purchase up to the total number of Additional Shares at the Purchase Price, set forth opposite such Subscriber’s name on Schedule A attached hereto, and the Company shall have the right (but not the obligation) to sell up to the total number of Additional Shares at the Purchase Price. The Company may exercise this right once, in whole or in part, by giving an irrevocable written notice (the “Option Exercise Notice”) to each Subscriber; provided, that such Option Exercise Notice shall be delivered no later than 20 days following the Closing Date. The Option Exercise Notice shall specify the aggregate number of Additional Shares to be purchased (at a price per share equal to the Purchase Price), which number shall not exceed an aggregate of 300,000 Preferred Shares. If the number of Additional Shares to be purchased on the Option Closing Date (as defined below) as set forth in the Option Exercise Notice is less than 300,000 Preferred Shares, the Subscribers, in their sole and absolute discretion, shall be entitled to allocate the Additional Shares to be purchased among the Subscribers; provided, that if such alternate allocations are not delivered to the Company at least one business day prior to the Option Closing Date, such allocations shall be made pro rata based on the aggregate Purchase Price set forth opposite each Subscriber’s name on Schedule A attached hereto. Each Subscriber and the Company shall have up to ten calendar days from the date of such notice to complete such purchase and sale and such purchase and sale date may not be earlier than the Closing Date. Such day, if any, that Additional Shares are to be purchased is referred to herein as the “Option Closing Date.”

2.    Closing.

a.    The closing of the subscription for the Firm Shares and the Additional Shares, to the extent that the closing of the subscription for any Additional Shares occurs concurrently with the Firm Shares, contemplated hereby (the “Initial Closing”) is contingent upon the substantially concurrent consummation of the Transaction and shall occur immediately prior thereto, but in any event on the same date. Not less than five (5) business days prior to the scheduled closing date of the Transaction (the “Scheduled Closing Date”), the Company shall provide written notice to each Subscriber (the “Closing Notice”) specifying (i) that the Company reasonably expects all conditions to the closing of the Transaction to be satisfied on a date that is not less than five (5) business days from the date of the Closing Notice and (ii) instructions for wiring the Purchase Price for the Acquired Securities to be issued and sold on such date. At the Initial Closing, each Subscriber shall deliver to the Company its Purchase Price for the Acquired Securities to be issued and sold on the Closing Date, by wire transfer of United States dollars in immediately available funds to the account specified in writing by the Company in the Closing Notice and the Company shall deliver the Acquired Securities to be issued and sold on such date to each Subscriber in book entry form. The failure of the Initial Closing to occur on the Scheduled Closing Date shall not terminate this Subscription Agreement or otherwise relieve any party of any of its obligations hereunder and such obligations shall remain in full force and effect until such time as the Initial Closing can occur; provided however, that for the avoidance of doubt, the failure of the Initial Closing to occur for the reasons set forth in Section 6(c) of this Subscription Agreement shall terminate this Subscription Agreement in accordance with Section 6. At the closing of the subscription for any Additional Shares, to the extent that such closing occurs after the Closing Date (such closing and the Initial Closing are each referred to as a “Closing”), each Subscriber shall deliver to the Company their respective Purchase Price for the Acquired Securities to be issued and sold on the Option Closing Date, and the Company shall deliver the Acquired Securities to be issued and sold in connection with such Closing to each Subscriber in book entry form.

b.    Each Closing shall be subject to the following conditions:

(i)    all representations and warranties of the Company and each Subscriber contained in this Subscription Agreement shall be true and correct in all material respects or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect (as defined herein), in all respects as of the Closing, and consummation of the Closing shall constitute a reaffirmation by each of the Company and each Subscriber of each of the representations, warranties and agreements of each such party contained in this Subscription Agreement as of the Closing; and all obligations, covenants and agreements of the Company required to be performed by it under this Subscription Agreement at or prior to the Closing Date shall have been performed in all material respects. The Company shall have delivered to the Subscribers, a certificate of the Chief Executive Officer of the Company, dated as of the applicable Closing Date, certifying to the fulfillment of the conditions specified in this Section 2(b)(i);

(ii)    the Company’s shall not have issued, or contracted to issue, any (i) shares of common stock of the Company, par value $0.0001 per share (the “Common Stock”), at a price per share less than $10.00 to the Company or (ii) other equity security that ranks pari passu with, or senior to, the Preferred Shares, other than the shares of Common Stock issued under this Subscription Agreement and the Transaction Agreement;

(iii)    with respect to the Initial Closing only, the Total Leverage Ratio (as defined in that certain Credit Agreement, dated as of February 28, 2020, by and among GPM Investments, LLC, the lenders party thereto, the guarantors party thereto, and Ares Capital Corporation (as amended as of the date hereof)) as of the Initial Closing shall not be greater than 7.00:1.00;

(iv)    the Underlying Common (as defined herein) shall have been approved for listing on the Nasdaq Capital Market (“Nasdaq”), subject only to official notice of issuance thereof;

(v)    the shares of Common Stock (I) shall be designated for quotation or listed on Nasdaq and (II) shall not have been suspended, as of the applicable Closing Date, by the United States Securities and

Exchange Commission (the “SEC”) or Nasdaq from trading on Nasdaq nor shall suspension by the SEC or Nasdaq have been threatened, as of the Closing Date, either (A) in writing by the SEC or Nasdaq or (B) by falling below the minimum listing maintenance requirements of Nasdaq;

(vi)    the Charter shall have been filed with the Secretary of State of the State of Delaware and shall be in full force and effect, enforceable against the Company in accordance with its terms and shall not have been amended except as permitted therein;

(vii)    the Company shall have duly executed and delivered to such Subscriber the Registration Rights Agreement (as defined herein);

(viii)    no governmental authority shall have enacted, issued, promulgated, enforced or entered any judgment, order, law, rule or regulation (whether temporary, preliminary or permanent) which is then in effect and has the effect of making consummation of the transactions contemplated hereby illegal or otherwise restricting, prohibiting or enjoining consummation of the transactions contemplated hereby;

(ix)    with respect to the Initial Closing only, the applicable conditions to closing under ARTICLE VII of the Transaction Agreement shall have been satisfied (as determined by the parties to the Transaction Agreement) or waived by the applicable parties to the Transaction Agreement (provided that the condition set forth in Section 7.03(h) of the Transaction Agreement shall be satisfied, without giving effect to any amendment, modification or waiver thereto or to any related definition, from and after the date hereof, unless such waiver, modification or amendment has been consented to in advance in writing by Subscribers investing at least a majority of the aggregate Purchase Price under this Subscription Agreement), in each case prior to the Closing Date (other than those conditions that by their nature are to be satisfied at the closing under the Transaction Agreement; provided that such conditions are capable of being satisfied at such closing or are waived at or prior to such closing and the closing of the Transaction shall occur, in accordance with the terms of the Transaction Agreement, on the Closing Date, substantially concurrently with the Initial Closing);

(x)    the Transaction Agreement and any provisions therein shall not have been further waived, modified or amended after the date hereof in any respect that is materially adverse to the Subscribers unless such further waiver, modification or amendment has been consented to by the prior written consent of Subscribers investing at least a majority of the aggregate Purchase Price under this Subscription Agreement; and

(xi)    the aggregate Merger Consideration (as defined in the Transaction Agreement) payable by the Company in cash to holders of ordinary shares, par value 0.01 New Israeli Shekel per share, of Arko Holdings shall not exceed $100,045,000.

c.    At each Closing, the Company shall pay to each Subscriber a fee equal to 3% of the Purchase Price for the Acquired Securities to be issued and sold to such Subscriber at such Closing. Such Subscriber may deduct such fee from the amount payable by it at such Closing, and the Company will treat such amount as a payment for the Acquired Securities at such Closing.

d.    At the Closing, the parties hereto shall execute and deliver such additional documents and take such additional actions as the parties reasonably may deem to be reasonably necessary in order to consummate the transactions as contemplated by this Subscription Agreement; provided, that no Subscriber shall be required to (i) execute any document requiring it to guarantee or otherwise make any payment, (ii) execute any document containing any restrictive covenants or other on-going obligation or (iii) become licensed for any reason in any jurisdiction in connection with its ownership of the Acquired Securities or the Underlying Common.

e.    For purposes of this Subscription Agreement, “business day” shall mean any day other than (i) any Saturday or Sunday or (ii) any other day on which banks located in New York, New York are required or authorized by applicable law to be closed for business.

3.    Company Representations and Warranties. The Company represents and warrants to each Subscriber that, as of the date hereof and as of the Closing and on the Option Closing Date, if any:

a.    The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own, lease and operate its properties and conduct its business as presently conducted and to enter into, deliver and perform its obligations under this Subscription Agreement.

b.    The Acquired Securities and the shares of Common Stock, into which the Acquired Securities may be converted (the “Underlying Common”) will be, prior to the issuance and delivery to each Subscriber against full payment thereof in accordance with the terms of this Subscription Agreement or upon conversion of the Acquired Securities pursuant to the Charter, respectively, duly authorized and, when issued and delivered to each Subscriber against full payment therefor in accordance with the terms of this Subscription Agreement or upon conversion of the Acquired Securities pursuant to the Charter, the Acquired Securities and the Underlying Common, respectively, will be validly issued, fully paid and non-assessable, free of any liens and will not have been issued in violation of or subject to any preemptive or similar rights created under the Charter or the Company’s bylaws or under the Delaware General Corporation Law.

c.    This Subscription Agreement has been duly authorized, executed and delivered by the Company, constitutes the valid and binding agreements of the Company and is enforceable against it in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity. The Underlying Common have been duly reserved for such issuance.

d.    The execution, delivery and performance of this Subscription Agreement and the Charter (including the issuance and sale of the Acquired Securities contemplated hereby, the issuance of the Underlying Common upon conversion of the Acquired Securities pursuant to the Charter, and the compliance by the Company with all of the provisions of this Subscription Agreement applicable to it and the consummation of the transactions contemplated hereby) will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company or any of its subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, which would reasonably be expected to have a material adverse effect on the business, properties, financial condition, stockholders’ equity or results of operations of the Company and its subsidiaries, individually and taken as a whole or materially affect the validity of the Acquired Securities, the Underlying Common or the legal authority of the Company to comply in all material respects with the terms of this Subscription Agreement or the Charter and consummate the transaction contemplated hereby and thereby (a “Material Adverse Effect”), (ii) result in any violation of the provisions of the organizational documents of the Company or any of its subsidiaries, or (iii) result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries or any of their respective properties that would reasonably be expected to have a Material Adverse Effect.

e.    The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization or other person in connection with the execution, delivery and performance of this Subscription Agreement and the Charter (including, without limitation, the issuance of the Acquired Securities), other than (i) filings with the SEC, (ii) filings required by applicable state securities laws, (iii) filings required by Nasdaq, (iv) consents, waivers, authorizations or filings that have been obtained or made on or prior to the Closing, and (v) where the failure of which to obtain would not be reasonably likely to have a Material Adverse Effect.

f.    The Company has not received any written communication from a governmental entity that alleges that the Company is not in compliance with or is in default or violation of any applicable law, except where such non-compliance, default or violation would not be reasonably likely to have, individually or in the aggregate, a Material Adverse Effect.

g.    Assuming the accuracy of each Subscriber’s representations and warranties set forth in Section 4 of this Subscription Agreement, no registration under the Securities Act of 1933, as amended (the “Securities Act”) is required for the offer and sale of the Acquired Securities and the issuance and delivery of the Underlying Common in accordance with the Charter by the Company to each Subscriber.

h.    There are no pending or, to the knowledge of the Company, threatened, actions, which, if determined adversely, would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. There is no unsatisfied judgment or any open injunction binding upon the Company which would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

i.    Neither the Company nor any person acting on its behalf has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D of the Securities Act) in connection with any offer or sale of the Acquired Securities and the Underlying Common.

j.    As of their respective dates, all filings (the “SEC Documents”) filed by the Company with the SEC complied in all material respects with the applicable requirements of the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Documents, when filed (or, if amended, as of the date of such amendment), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited financial statements, to normal, year-end audit adjustments. A copy of each SEC Document is available to each Subscriber via the SEC’s EDGAR system. To the knowledge of the Company, there are no material outstanding or unresolved comments in comment letters from the staff of the Division of Corporation Finance of the SEC with respect to any of the SEC Documents as of the date hereof.

k.    Except for Raymond James & Associates, Inc., Stifel, Nicolaus & Company, Incorporated and Nomura Securities International, Inc. (in their individual and representative capacities as placement agents with respect to the issuance and sale of the Acquired Securities pursuant to this Subscription Agreement, the “Placement Agents”), the fees and expenses of which will be paid by the Company, neither the Company nor its subsidiaries or any of their respective officers, directors, employees or agents has employed any broker or finder or incurred any liability for any financial advisory fees, brokerage fees, commissions or finder’s fees, and no broker or finder has acted directly or indirectly for the Company in connection with this Subscription Agreement or the subscriptions contemplated hereby.

l.    As of the date of this Subscription Agreement, other than the Transaction Agreement and any other agreement expressly contemplated by the Transaction Agreement or described in the SEC Documents, the Company has not entered into any side letter or similar agreement with any investor in connection with such investor’s direct or indirect investment in the Company or with any other investor.

m.    As of the date of this Subscription Agreement, the authorized capital stock of the Company consists of 1,000 shares of Common Stock and (ii) no shares of preferred stock. As of the date of this Subscription Agreement, (A) 1 share of Common Stock is issued and outstanding, (B) no warrants to purchase shares of Common Stock are issued and outstanding, and (C) no shares of preferred stock are issued and outstanding. All (1) issued and outstanding shares of Common Stock have been duly authorized and validly issued, are fully paid and are non-assessable and (2) outstanding warrants, if any, have been duly authorized and validly issued. Except as set forth above and pursuant to the Transaction Agreement and the other agreements and arrangements referred to therein or in the SEC Documents, as of the date hereof, there are no outstanding options, warrants or other rights to subscribe for, purchase or acquire from the Company any shares of Common Stock or other equity interests in the Company, or securities convertible into or exchangeable or exercisable for such equity interests. As of the date hereof, the Company has no subsidiaries and does not own, directly or indirectly, interests or investments (whether equity or debt) in any person, whether incorporated or unincorporated. There are no shareholder agreements, voting trusts or other agreements or understandings to which the Company is a party or by which it is bound relating to the voting of any securities of the Company, other than (1) as set forth in the SEC Documents and (2) as contemplated by the Transaction Agreement.

n.    Upon the closing of the Transaction, the issued and outstanding Common Stock of the Company will be registered pursuant to Section 12(b) of the Exchange Act, and will be listed for trading on Nasdaq. There is no suit, action, proceeding or investigation pending or, to the knowledge of the Company, threatened against the Company by Nasdaq or the SEC with respect to any intention by such entity to deregister the Common Stock or prohibit or terminate the listing of the Common Stock on Nasdaq. The Company has taken no action that is designed to prevent the registration of the Common Stock under the Exchange Act.

o.    The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, interested shareholder, business combination, poison pill (including, without limitation, any distribution under a rights agreement) or other similar anti-takeover provision under the Charter, bylaws or other organizational documents or the laws of the jurisdiction of its formation which is or could become applicable to any Subscriber as a result of the transactions contemplated by this Subscription Agreement, including, without limitation, the Company’s issuance of the Acquired Securities and/or Underlying Common and any Subscriber’s ownership of the Acquired Securities and/or Underlying Common. The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any shareholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company or any of its subsidiaries.

p.    As of the applicable Closing, none of the information provided to Subscriber by the Company, Haymaker, Arko Holdings, any of their respective subsidiaries or any of their respective officers, directors, or employees in connection with the transactions contemplated hereunder will constitute material nonpublic information of the Company.

4.    Subscriber Representations and Warranties. Each Subscriber represents and warrants to the Company and the Placement Agents that, as of the date hereof and as of the Closing and on the Option Closing Date, if any:

a.    Such Subscriber is (i) a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) or (ii) an institutional “accredited investor” (within the meaning of Rule 501(a) under the Securities Act), in each case, satisfying the requirements set forth on Schedule B hereto, and is acquiring the Acquired Securities (including the Underlying Common) only for its own account and not for the account of others, and not on behalf of any other account or person or with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act (and has accurately completed Schedule B hereto). Accordingly, such Subscriber understands that the offering of the Acquired Securities meets the exemptions from filing under FINRA Rule 5123(b)(1)(C) or (J). Such Subscriber is not an entity formed for the specific purpose of acquiring the Acquired Securities or the Underlying Common.

b.    Such Subscriber (i) is an institutional account as defined in FINRA Rule 4512(c), (ii) is a sophisticated investor, experienced in investing in private equity transactions and capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities and (iii) has exercised independent judgment in evaluating its participation in the purchase of the Acquired Securities (including the Underlying Common). Accordingly, such Subscriber understands that the offering meets (x) the exemptions from filing under FINRA Rule 5123(b)(1)(A) and (y) the institutional customer exemption under FINRA Rule 2111(b).

c.    Such Subscriber has been duly formed or incorporated and is validly existing in good standing under the laws of its jurisdiction of incorporation or formation, with power and authority to enter into, deliver and perform its obligations under this Subscription Agreement.

d.    This Subscription Agreement has been duly authorized, executed and delivered by such Subscriber. This Subscription Agreement is enforceable against such Subscriber in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.

e.    The execution, delivery and performance of this Subscription Agreement (including the compliance by such Subscriber with all of the provisions of this Subscription Agreement applicable to it and the consummation of the transactions contemplated hereby) will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of such Subscriber or any of its subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which such Subscriber or any of its subsidiaries is a party or by which such Subscriber or any of its subsidiaries is bound or to which any of the property or assets of such Subscriber or any of its subsidiaries is subject, which would materially affect the legal authority of such Subscriber to comply in all material respects with the terms of this Subscription Agreement (a “Subscriber Material Adverse Effect”); (ii) result in any violation of the provisions of the organizational documents of such Subscriber or any of its subsidiaries; or (iii) result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over such Subscriber or any of its subsidiaries or any of their respective properties that would reasonably be expected to have a such Subscriber Material Adverse Effect.

f.    Such Subscriber understands that the Acquired Securities and the Underlying Common are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that neither the Acquired Securities nor the Underlying Common have been registered under the Securities Act. Such Subscriber understands that neither the Acquired Securities nor the Underlying Common may be resold, transferred, pledged or otherwise disposed of by such Subscriber absent an effective registration statement under the Securities Act, except (i) to the Company or a subsidiary thereof, (ii) in an “offshore transaction” within the meaning of Regulation S under the Securities Act or (iii) pursuant to another applicable exemption from the registration requirements of the Securities Act, and that any book-entry position or certificates representing the Acquired Securities and the Underlying Common shall contain the following legend:

[NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN] [THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN] REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT (I) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR (II) AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS WHICH, IN THE OPINION OF COUNSEL, IS AVAILABLE. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

Upon the request of such Subscriber (or any transferee of the Acquired Securities and/or the Underlying Common), in connection with a sale of the Acquired Securities and/or the Underlying Common pursuant to an effective registration statement or exemption under the Securities Act and any state securities laws, the Company shall promptly (and in any event within two (2) business days after such Subscriber (or any transferee of the Acquired Securities and/or the Underlying Common) has provided any supporting documentation reasonably requested by Company counsel) cause its counsel to deliver a legal opinion to the Company’s transfer agent to remove the above legend from the Acquired Securities and/or the Underlying Common subject to such sale; provided, that such Subscriber (or any transferee of the Acquired Securities and/or the Underlying Common) shall not be required to deliver a legal opinion in connection with any sale; provided, further, that the Company may request a customary representation letter from such Subscriber (or any transferee of the Acquired Securities and/or the Underlying Common) in connection with a sale of the Acquired Securities and/or the Underlying Common pursuant to an exemption under the Securities Act to cause the aforementioned legend to be removed from any certificate or book-entry position to be transferred in accordance with the terms hereof. Notwithstanding the foregoing, the Acquired Securities and the Underlying Common may be pledged in connection with a bona fide margin account or other loan or financing arrangement secured by the Acquired Securities and the Underlying Common and such pledge of Acquired Securities and the Underlying Common shall not be deemed to be a transfer, sale or assignment hereunder, and such Subscriber effecting a pledge of the Acquired Securities and/or the Underlying Common shall not be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Subscription Agreement or otherwise.

Such Subscriber acknowledges that the Underlying Common will not be eligible for resale pursuant to Rule 144A promulgated under the Securities Act. Such Subscriber understands and agrees that the Acquired Securities and the Underlying Common will be subject to transfer restrictions and, as a result of these transfer restrictions, such Subscriber may not be able to readily resell the Acquired Securities or the Underlying Common and may be required to bear the financial risk of an investment in the Acquired Securities or the Underlying Common for an indefinite period of time. Such Subscriber understands that it has been advised to consult legal counsel prior to making any offer, resale, pledge or transfer of any of the Acquired Securities or the Underlying Common.

g.    Such Subscriber acknowledges that certain of the financial information provided to such Subscriber with respect to Arko Holdings and GPM Investments, LLC (“GPM”), which was prepared by, or on behalf of, Arko Holdings and GPM, respectively, has not been audited in accordance with the standards of the Public Company Accounting Oversight Board (United States) and such financial information may differ after being subject to such an audit, in which form it is expected to be presented in a proxy statement and/or other filings with the SEC.

h.    Such Subscriber represents and warrants that its acquisition and holding of neither the Acquired Securities nor the Underlying Common will constitute or result in a non-exempt prohibited transaction under Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), or any applicable similar law.

i.    In making its decision to purchase the Acquired Securities (including the Underlying Common), such Subscriber represents that it has relied solely upon independent investigation made by such Subscriber, and it is fully capable of conducting its own due diligence, examination and analysis of the Company, Arko Holdings, GPM, and the Transaction. Such Subscriber acknowledges and agrees that such Subscriber has received such information as such Subscriber deems necessary in order to make an investment decision with respect to the Acquired Securities (including the Underlying Common), including with respect to the Company, Arko Holdings, GPM and the Transaction. Such Subscriber represents and agrees that such Subscriber and such Subscriber’s professional advisor(s), if any, have had the opportunity to ask such questions, receive such answers and obtain such information as such Subscriber and such Subscriber’s professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Acquired Securities (including the Underlying Common). Such Subscriber further acknowledges that the information provided to such Subscriber is preliminary and subject to change.

j.    Such Subscriber became aware of this offering of the Acquired Securities solely by means of direct contact between such Subscriber, on the one hand, and the Company, Haymaker, Arko Holdings, GPM, the Placement Agents and/or their respective advisors (including without limitation, attorneys, accountants, bankers, consultants, financial advisors), agents, control persons, representatives, affiliates, directors, officers, managers, members, and/or employees, and/or the representatives of such persons (such parties, collectively “Representatives”), on the other hand. The Acquired Securities were offered to such Subscriber solely by direct contact between such Subscriber and the Company, Haymaker, Arko Holdings, GPM, the Placement Agents and/or their respective Representatives. Such Subscriber acknowledges that it is not relying upon, and has not relied upon, any statement, representation or warranty made by any person or entity (including, without limitation, the Company, Haymaker, Arko Holdings, GPM, the Placement Agents or their respective Representatives), other than the representations and warranties contained in Article 3 of this Subscription Agreement and the statements in the SEC Documents, in making its investment or decision to invest in the Company. Such Subscriber did not become aware of this offering of the Acquired Securities, nor were the Acquired Securities offered to such Subscriber, by any other means, and none of the Company, Haymaker, Arko Holdings, GPM, the Placement Agents or their respective Representatives acted as investment adviser, broker or dealer to such Subscriber. Such Subscriber acknowledges that the Acquired Securities were not offered by any form of general advertising or, to its knowledge, general solicitation.

k.    Such Subscriber acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Acquired Securities and the Underlying Common. Such Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Acquired Securities and the Underlying Common, and such Subscriber has sought such accounting, legal and tax advice as such Subscriber has considered necessary to make an informed investment decision.

l.    Alone, or together with any professional advisor(s), such Subscriber represents and acknowledges that such Subscriber has adequately analyzed and fully considered the risks of an investment in the Acquired Securities and the Underlying Common and determined that the Acquired Securities and the Underlying Common are a suitable investment for such Subscriber and that such Subscriber is able at this time and in the foreseeable future to bear the economic risk of a total loss of such Subscriber’s investment in the Company. Such Subscriber acknowledges specifically that a possibility of total loss exists.

m.    Such Subscriber understands and agrees that no federal or state agency has passed upon or endorsed the merits of the offering of the Acquired Securities or the Underlying Common or made any findings or determination as to the fairness of this investment.

n.    Such Subscriber represents and warrants that such Subscriber is not (i) a person or entity named on the List of Specially Designated Nationals and Blocked Persons administered by Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”), the OFAC Consolidated Sanctions List or in any Executive Order issued by the President of the United States and administered by OFAC (“OFAC Lists”), or a person or entity prohibited by any OFAC sanctions program or a person or entity whose property and interests in property subject to U.S. jurisdiction are otherwise blocked under any U.S. laws, Executive orders or regulations, (ii) an entity owned, directly or indirectly, individually or in the aggregate, 50 percent or more by one or more persons described in subsection (i), (iii) a person or entity listed on the Sectoral Sanctions Identifications List (“SSI List”) maintained by OFAC or otherwise determined by OFAC to be subject to one or more of the Directives issued under Executive Order 13662 of March 20, 2014, or an entity owned, directly or indirectly, individually or in the aggregate, 50 percent or more by one or more persons or entities that are subject to the SSI List restrictions, (iv) a person or entity named on the U.S. Department of Commerce, Bureau of Industry and Security Denied Persons List, Entity List, or Unverified List (“BIS Lists”), (v) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (vi) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank. Such Subscriber agrees to provide law enforcement agencies, if requested thereby, such records as required by applicable law, provided that such Subscriber is permitted to do so under applicable law.

Such Subscriber represents that if it is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.) (the “BSA”), as amended by the USA PATRIOT Act of 2001 (the “PATRIOT Act”), and its implementing regulations (collectively, the “BSA/PATRIOT Act”), that such Subscriber maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. Such Subscriber also represents that, to the extent required, it maintains policies and procedures reasonably designed for the screening of its investors against the OFAC and BIS sanctions programs, including the OFAC Lists and BIS Lists, and otherwise to ensure compliance with all applicable sanctions and embargo laws, statutes, and regulations. Such Subscriber further represents and warrants that, to the extent required, it maintains policies and procedures reasonably designed to ensure that the funds held by such Subscriber and used to purchase the Acquired Securities were legally derived.

o.    Such Subscriber represents and warrants that neither such Subscriber nor any of its subsidiaries, nor any director, officer, or employee of any of such Subscriber or any of its subsidiaries nor, to the knowledge of any of such Subscriber, any agent, affiliate that is controlled by such Subscriber or any of its subsidiaries, or other person associated with or acting on behalf of any of such Subscriber or any of its subsidiaries, has: (A) used any funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (B) made or taken an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government or regulatory official or employee, including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (C) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offense under the Bribery Act 2010 of the United Kingdom, or any other applicable anti-bribery or anti-corruption laws; or (D) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit.

p.    Such Subscriber has or has commitments to have, and at least two (2) business days prior to the Scheduled Closing Date will have, sufficient funds to pay the Purchase Price for the Acquired Securities to be issued and sold on the Closing Date pursuant to Section 2(a) of this Subscription Agreement and consummate the Closing(s) when required pursuant to this Subscription Agreement.

q.    Such Subscriber hereby acknowledges and agrees that it has received and reviewed the disclosure set forth on Schedule C hereto.

r.    Such Subscriber has not employed any broker or finder or incurred any liability for any financial advisory fees, brokerage fees, commissions or finder’s fees, and no broker or finder has acted directly or indirectly for the Subscriber in connection with this Subscription Agreement or the subscriptions contemplated hereby.

5.    Registration Rights.

a.    At the Initial Closing, the Company, each Subscriber and certain other persons shall execute and deliver the registration rights and lock-up agreement in the form attached hereto as Exhibit B (the “Registration Rights Agreement”), pursuant to which, among other things, the Company shall agree under certain circumstances to register the resale of the Underlying Common, under the Securities Act, and the rules and regulations promulgated thereunder.

b.    Notwithstanding the foregoing, the Company understands and agrees that the Subscribers do not wish to receive any notice to be provided information or any notice to request for information pursuant to Sections 2(a), 2(d), 2(f)(i) and 3(a), as the case may be, under the Registration Rights Agreement and, therefore, the Company shall not provide any Subscriber any such notice until such time as such Subscribers notify the Company in writing that they would be willing to receive notices pursuant to the Registration Rights Agreement. The Company shall use its reasonable best efforts to ensure that that no other party to the Registration Rights Agreement provides the Subscribers with any information or notices pursuant thereto, except in compliance with the provisions of this Section 5(b).

6.    Termination. This Subscription Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earlier to occur of (a) such date and time as the Transaction Agreement is terminated in accordance with its terms, (b) upon the mutual written agreement of each of the parties hereto to terminate this Subscription Agreement, (c) if any of the conditions to Closing set forth in Section 2 of this Subscription Agreement are not satisfied or waived on or prior to the Initial Closing and, as a result thereof, the transactions contemplated by this Subscription Agreement are not and will not be consummated at the Initial Closing, (d) the Outside Date (as defined in the Transaction Agreement (including the extension provisions provided for in the Transaction Agreement and any extensions resulting from any amendments to the Transaction Agreement)), or (e) March 31, 2021; provided, further that nothing herein will relieve any party hereto from liability for any willful breach hereof (including for the avoidance of doubt such Subscriber’s willful breach of Section 2(b)(i) of this Subscription Agreement with respect to its representations and warranties as of the Closing Date) prior to the time of termination, and each party hereto will be entitled to any remedies at law or in equity to recover losses, liabilities or damages arising from such breach. The Company shall promptly notify each Subscriber in writing of the termination of the Transaction Agreement promptly after the termination of the Transaction Agreement.

7.    Trust Account Waiver. Reference is made to the final prospectus of Haymaker, filed with the SEC (File No. 333-231617) on June 10, 2019, and dated as of June 6, 2019 (the “Prospectus”). Each Subscriber hereby represents and warrants that it has had the opportunity to read the Prospectus and understands that Haymaker has established a trust account (the “Trust Account”) containing the proceeds from its initial public offering (the “IPO”), the overallotment shares acquired by its underwriters and certain private placements occurring simultaneously with the IPO (including interest accrued from time to time thereon) for the benefit of Haymaker’s public stockholders (including overallotment shares acquired by Haymaker’s underwriters, the “Public Stockholders”), and that, except as otherwise described in the Prospectus, Haymaker may disburse monies from the Trust Account only: (a) to the Public Stockholders in the event they elect to redeem their Company shares in connection with the consummation of Haymaker’s initial business combination (as such term is used in the Prospectus) (a “Business Combination”) or in connection with an extension of its deadline to consummate a Business Combination, (b) to the Public Stockholders if Haymaker fails to consummate a Business Combination within twenty four (24) months after the closing of the IPO, (c) with respect to any interest earned on the amounts held in the Trust Account, as necessary to pay any taxes and dissolution expenses, or (d) to Haymaker after or concurrently with the consummation of a Business Combination. For other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Subscriber hereby agrees on behalf of itself and its controlling persons acting on its behalf that, notwithstanding anything to the contrary in this Subscription Agreement and except with respect to any Subscriber’s right, title, interest or claim to the Trust Account by virtue of such Subscriber’s record or beneficial ownership of securities of Haymaker acquired by any means other than pursuant to this Subscription Agreement, including but not limited to any redemption right with respect to any previously-held securities of Haymaker or securities hereafter acquired other than pursuant to this Subscription Agreement (the “Exceptions”), neither such Subscriber nor any of its controlling persons acting on its behalf does now nor shall at any time hereafter have any right, title, interest or claim of any kind in or to any monies in the Trust Account or distributions therefrom, or make any claim against the Trust Account (including any distributions therefrom), to the extent such claim arises as a result of, in connection with or relating in any way to, this Subscription Agreement, the transactions contemplated hereby, the Acquired Securities or the Underlying Common, or any other matter (other than the Exceptions), and regardless of whether such claim arises based on contract, tort, equity or any other theory of legal liability. Each Subscriber acknowledges and agrees that it shall not have any redemption rights with respect to the Acquired Securities or the Underlying

Common pursuant to Haymaker’s organizational documents in connection with the Transaction or any other business combination, any subsequent liquidation of the Trust Account, Haymaker or otherwise. Each Subscriber agrees and acknowledges that such agreement is material to this Subscription Agreement, and such Subscriber further intends and understands such agreement to be valid, binding and enforceable against such Subscriber and each of its controlling persons acting on its behalf under applicable law. To the extent a Subscriber or any of its controlling persons acting on its behalf commences any action or proceeding based upon, in connection with, relating to or arising out of this Subscription Agreement, the transactions contemplated hereby, the Acquired Securities or the Underlying Common, which proceeding seeks, in whole or in part, monetary relief against Haymaker or its Representatives, such Subscriber hereby acknowledges and agrees that the sole remedy of such Subscriber and its controlling persons acting on its behalf shall be against funds held outside of the Trust Account and that such claim shall not permit such Subscriber or any of its controlling persons acting on its behalf (or any person claiming on behalf of, or in lieu of, any of the foregoing) to have any such claim against the Trust Account (including any distributions therefrom) or any amounts contained therein. In the event Subscriber or any of its controlling persons acting on its behalf commences any action or proceeding based upon, in connection with, relating to or arising out of any matter (other than the Exceptions) relating to Haymaker or its Representatives, which proceeding seeks, in whole or in part, relief against the Trust Account (including any distributions therefrom) or the Public Stockholders, whether in the form of money damages or injunctive relief, Haymaker and its Representatives, as applicable, shall be entitled to recover from Subscriber or any of its controlling persons acting on its behalf the associated legal fees and costs in connection with any such action, in the event Haymaker or its Representatives, as applicable, prevails in such action or proceeding. In the event Subscriber has any claim against Haymaker as a result of, or arising out of, this Subscription Agreement, the transactions contemplated hereby, the Acquired Securities or the Underlying Common, it shall pursue such claim solely against Haymaker and its assets outside the Trust Account and not against the Trust Account or any monies or other assets in the Trust Account.

8.    Miscellaneous.

a.    Each Subscriber acknowledges that the Company, Haymaker, Arko Holdings, GPM and others will rely on the acknowledgments, understandings, agreements, representations and warranties contained in this Subscription Agreement. Prior to the applicable Closing, each party agrees to promptly notify the other parties hereto in writing if any of the acknowledgments, understandings, agreements, representations and warranties set forth herein are no longer accurate in all material respects.

b.    The Company is entitled to rely upon this Subscription Agreement and is irrevocably authorized to produce this Subscription Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

c.    Neither this Subscription Agreement nor any rights that may accrue to a Subscriber hereunder may be transferred or assigned; provided, however, that each Subscriber may assign this Subscription Agreement to an affiliate subject to the assignee executing a joinder in a form acceptable to the Company; provided, further, that any such assignment shall not relieve such Subscriber of any of its obligations hereunder unless and until the assignee satisfies such obligations in their entirety; provided, further, that such Subscriber may assign its registration rights to a transferee of the Acquired Securities and/or Underlying Common in accordance with the terms of the Registration Rights Agreement.

d.    Other than (i) the agreements, representations and warranties set forth in Section 4(f) and Section 5(b) of this Subscription Agreement, which shall survive any Closing, and (ii) the agreements, representations and warranties set forth in Section 3 (other than clause (f), (h), (i), (j) and (n) thereof) and Section 4 (other than clause (f) thereof) of this Subscription Agreement, which shall expire and terminate with respect to the Acquired Securities acquired at a particular Closing on the date that is the second anniversary of such Closing, all the agreements, representations and warranties made by each party hereto in this Subscription Agreement shall expire and terminate with respect to the Acquired Securities acquired at a particular Closing at such Closing.

e.    The Company may request from each Subscriber such additional information as the Company may reasonably deem necessary to evaluate the eligibility of such Subscriber to acquire the Acquired Securities or the Underlying Common, and each Subscriber shall provide such information as may be reasonably requested, to the extent readily available and to the extent consistent with its internal policies and procedures.

f.    This Subscription Agreement may not be modified, waived or terminated except by an instrument in writing, signed by the party against whom enforcement of such modification, waiver, or termination is sought; provided, that Sections 4 and 8(h) of this Subscription Agreement may not be amended, terminated or waived in a manner that is material and adverse to any Placement Agent without the written consent of such Placement Agent. For the avoidance of doubt, this Subscription Agreement may not be modified, waived or terminated, in each case by the Company, without the written consent of Arko Holdings.

g.    This Subscription Agreement constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof. Subscriber acknowledges that it is subject to the terms of a nondisclosure agreement, dated as of October 12, 2020, between MSD Partners, L.P. and GPM (the “NDA”), and that the NDA shall remain in full force and effect in accordance with the terms set forth therein. Notwithstanding the foregoing, the Company hereby acknowledges and agrees that, following the Closing, nothing in the NDA will prohibit any Subscriber nor any of its affiliates from purchasing or selling, or otherwise transacting in, any securities of the Company as a result of their receipt of information regarding the Company from Company, Haymaker, Arko Holdings, any of their respective subsidiaries or any of their respective officers, directors, affiliates, or employees pursuant to the NDA.

h.    Except as otherwise provided herein, this Subscription Agreement shall be binding upon, and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns. The parties hereto agree that (i) Haymaker is an express third-party beneficiary of this Subscription Agreement and (ii) the Placement Agents are express third-party beneficiary of the representations and warranties of the Company in Section 3, the representations and warranties of each Subscriber in Section 4, and the Placement Agents’ express rights in Section 8(f) and this Section 8(h) of this Subscription Agreement. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Subscription Agreement were not performed in accordance with their specific terms or were otherwise breached. The parties hereto acknowledge and agree that the Placement Agents shall be entitled to equitable relief, without proof of actual damages, including an injunction or injunctions or order for specific performance to prevent breaches of their rights referenced in the immediately preceding sentence, this being in addition to any other remedy to which such party is entitled at law, in equity, in contract, in tort or otherwise. Each of the parties hereto and Haymaker shall be entitled to equitable relief, without proof of actual damages, including an injunction or injunctions or order for specific performance to prevent breaches of this Subscription Agreement and to enforce specifically the terms and provisions of this Subscription Agreement to cause each Subscriber to fund their respective aggregate Purchase Price and cause the Closing(s) to occur if the conditions in Section 2(b) have been satisfied or, to the extent permitted by applicable law, waived by such party that benefits from such closing condition(s), this being in addition to any other remedy to which such party is entitled at law, in equity, in contract, in tort or otherwise. Each party hereto further agrees that the none of the parties hereto or the parties listed in the second sentence of this Section 8(g) shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 8(g), and each party hereto irrevocably waives any right it may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

i.    If any provision of this Subscription Agreement shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Subscription Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect.

j.    This Subscription Agreement may be executed in one or more counterparts (including by facsimile or electronic mail or in .pdf) and by different parties in separate counterparts, with the same effect as if all parties hereto had signed the same document. All counterparts so executed and delivered shall be construed together and shall constitute one and the same agreement.

k.    Intentionally omitted.

l.    THE PARTIES HERETO IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE DELAWARE COURT OF CHANCERY (OR, SOLELY IN THE EVENT THE DELAWARE COURT OF CHANCERY DECLINES TO EXERCISE SUCH JURISDICTION, THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN THE STATE OF DELAWARE) SOLELY IN RESPECT OF THE INTERPRETATION AND ENFORCEMENT OF THE PROVISIONS OF THIS SUBSCRIPTION AGREEMENT AND THE DOCUMENTS REFERRED TO IN THIS SUBSCRIPTION AGREEMENT AND IN RESPECT OF THE TRANSACTIONS CONTEMPLATED HEREBY, AND HEREBY WAIVE, AND AGREE NOT TO ASSERT, AS A DEFENSE IN ANY ACTION, SUIT OR PROCEEDING FOR INTERPRETATION OR ENFORCEMENT HEREOF OR ANY SUCH DOCUMENT THAT IS NOT SUBJECT THERETO OR THAT SUCH ACTION, SUIT OR PROCEEDING MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN SAID COURTS OR THAT VENUE THEREOF MAY NOT BE APPROPRIATE OR THAT THIS SUBSCRIPTION AGREEMENT OR ANY SUCH DOCUMENT MAY NOT BE ENFORCED IN OR BY SUCH COURTS, AND THE PARTIES HERETO IRREVOCABLY AGREE THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION, SUIT OR PROCEEDING SHALL BE HEARD AND DETERMINED BY THE DELAWARE COURT OF CHANCERY (OR, SOLELY IN THE EVENT THE DELAWARE COURT OF CHANCERY DECLINES TO EXERCISE SUCH JURISDICTION, THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN THE STATE OF DELAWARE). THE PARTIES HEREBY CONSENT TO AND GRANT ANY SUCH COURT JURISDICTION OVER THE PERSON OF SUCH PARTIES AND OVER THE SUBJECT MATTER OF SUCH DISPUTE AND AGREE THAT MAILING OF PROCESS OR OTHER PAPERS IN CONNECTION WITH SUCH ACTION, SUIT OR PROCEEDING IN THE MANNER PROVIDED IN SECTION 8(q) OF THIS SUBSCRIPTION AGREEMENT OR IN SUCH OTHER MANNER AS MAY BE PERMITTED BY LAW SHALL BE VALID AND SUFFICIENT SERVICE THEREOF.

EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS SUBSCRIPTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS SUBSCRIPTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS SUBSCRIPTION AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (II) SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THE FOREGOING WAIVER; (III) SUCH PARTY MAKES THE FOREGOING WAIVER VOLUNTARILY AND (IV) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS SUBSCRIPTION AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 8(l).

m.    This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Delaware.

n.    The Company grants each Subscriber permission to use the Company’s name and logo in such Subscriber’s or its respective affiliates’ materials listing such Subscriber’s investments. Subject to consent by the Company, such Subscriber may also use the names and logos of the subsidiaries of the Company in such materials. Each Subscriber or its respective affiliate, as applicable, shall include a trademark attribution notice giving notice of the Company’s or its subsidiaries’ ownership of its trademarks in the marketing materials in which the Company’s or its subsidiaries’ names and logos appear and such names and logos shall be displayed only in accordance with GPM’s then current branding standards, including, without limitation, those related to colors and placement and all ™ and ® marks. To the extent permission to use GPM’s and its subsidiaries’ name and/or logo is granted, each Subscriber agrees to promptly remove such references upon receipt of GPM’s written request to do so.

o.    On the date of the Initial Closing, the Company shall reimburse the Subscribers for the reasonable out-of-pocket legal fees incurred by the Subscribers in connection with the negotiation, execution and consummation of the transaction contemplated hereby, up to $200,000 in the aggregate; provided, however, that if such reasonable out-of-pocket legal fees incurred by the Subscribers as of the Initial Closing is less than $200,000, the Company shall reimburse the Subscribers on the Option Closing Date, if any, for additional legal fees incurred for such Closing, up to $200,000 in the aggregate with the fees reimbursed at the Initial Closing. The Subscribers may deduct such fees from the amount payable by it at such Closing, and the Company will treat such amount as a payment for the Acquired Securities at such Closing.

p.    Any notice or communication required or permitted hereunder shall be in writing and either delivered personally, emailed or sent by overnight mail via a reputable overnight carrier and shall be deemed to be given and received (i) when so delivered personally, (ii) when sent, with no mail undeliverable or other rejection notice, if sent by email, or (iii) one (1) business day after the date of overnight mailing to the address below or to such other address or addresses as such person may hereafter designate by notice given hereunder:

(i)    if to Subscribers, to such address(es) or email address(es) set forth on Schedule A attached hereto;

with a copy to:

Raymond James & Associates, Inc.

880 Carillon Parkway

St. Petersburg, FL 33716

Attention: Bonnie Bishop, Managing Director, Equity Capital Markets

Email: Bonnie.Bishop@RaymondJames.com

Stifel, Nicolaus & Company, Incorporated

787 7th Avenue, 11th Floor

New York, New York 10019

Attention: Craig M. DeDomenico, Managing Director, Head of Equity-Linked Capital Markets

Email: dedomenicoc@stifel.com

Nomura Securities International, Inc.

309 West 49th Street

New York, New York 10019 Attention: Bryan Finkel, Managing Director, Equity Capital Markets

Email: Bryan.Finkel@nomura.com

and

Mayer Brown LLP

1221 Avenue of the Americas

New York, New York 10020

Attention: Anna T. Pinedo, Esq.

Email: APinedo@mayerbrown.com

(ii)    if to the Company (prior to the Transaction closing), to:

ARKO Corp.

650 Fifth Avenue

Floor 10

New York, New York 10019

Attention:	Steven J. Heyer
Andrew R. Heyer
Christopher Bradley
E-mail:	sjheyer13@gmail.com
AHeyer@mistralequity.com
CBradley@mistralequity.com

with a required copy to (which copy shall not constitute notice):

DLA Piper LLP (US)

1251 Avenue of the Americas

New York, New York 10020

Attention:	Sidney Burke
Stephen P. Alicanti
Email:	sidney.burke@dlapiper.com
stephen.alicanti@dlapiper.com

(iii)     if to the Company (following the Transaction closing), to:

c/o ARKO Holdings Ltd.

Hanechushet Street, Building B, 3rd Floor

Tel Aviv 6971068, Israel

Attention:	Irit Aviram, Adv.
Email:	irita@arko-holdings.com

with a required copy to (which copy shall not constitute notice):

GPM Investments, LLC

8565 Magellan Pkwy Suite 400

Attention: Maury Bricks

Email: mbricks@gpminvestments.com

and

Greenberg Traurig, P.A.

333 SE 2nd Ave., Suite 4400

Miami, FL 33131

Attention: Alan I. Annex, Esq.

Email: annexa@gtlaw.com

[Signature pages follow]

IN WITNESS WHEREOF, each of the Company and the Subscribers have executed or caused this Subscription Agreement to be executed by its duly authorized representative as of the date first set forth above.

ARKO CORP.
By:	/s/ Christopher Bradley
Name: Christopher Bradley
Title: Chief Financial Officer

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

SUBSCRIBER:
Signature of Subscriber:

By:	/s/ Marcello Liguori

Name: Marcello Liguori

Title: Managing Director

Date:	November 18, 2020

Name of Subscriber: MSD Special Investments Fund, L.P. (Please print. Please indicate name and capacity of person signing above)
Name in which shares are to be registered (if different):

Email Address:	[***]

Subscriber’s EIN:	[***]

Business Address-Street: [***] [***] City, State, Zip:
Attn: [***]

Telephone No.:	[***]

Facsimile No.:	[***]

Jurisdiction of residency:	[***]

You must pay the Purchase Price for the Acquired Securities to be issued and sold at each Closing by wire transfer of United States dollars in immediately available funds to the account specified by the Company in the Closing Notice.

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

SUBSCRIBER:
Signature of Subscriber:

By:	/s/ Marcello Liguori

Name: Marcello Liguori

Title: Managing Director

Date:	November 18, 2020

Name of Subscriber: MSD SIF Holdings, L.P. (Please print. Please indicate name and capacity of person signing above)
Name in which shares are to be registered (if different):

Email Address:	[***]

Subscriber’s EIN:	[***]

Business Address-Street: [***] [***] City, State, Zip:
Attn: [***]

Telephone No.:	[***]

Facsimile No.:	[***]

Jurisdiction of residency:	[***]

You must pay the Purchase Price for the Acquired Securities to be issued and sold at each Closing by wire transfer of United States dollars in immediately available funds to the account specified by the Company in the Closing Notice.

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

SUBSCRIBER:
Signature of Subscriber:

By:	/s/ Marcello Liguori

Name: Marcello Liguori

Title: Managing Director

Date:	November 18, 2020

Name of Subscriber: MSD Credit Opportunity Master Fund, L.P. (Please print. Please indicate name and capacity of person signing above)
Name in which shares are to be registered (if different):

Email Address:	[***]

Subscriber’s EIN:	[***]

Business Address-Street: [***] [***] City, State, Zip:
Attn: [***]

Telephone No.:	[***]

Facsimile No.:	[***]

Jurisdiction of residency:	[***]

You must pay the Purchase Price for the Acquired Securities to be issued and sold at each Closing by wire transfer of United States dollars in immediately available funds to the account specified by the Company in the Closing Notice.

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

SUBSCRIBER:
Signature of Subscriber:

By:	/s/ Marcello Liguori

Name: Marcello Liguori

Title: Managing Director

Date:	November 18, 2020

Name of Subscriber: MSD Private Credit Opportunity Master Fund 2, L.P. (Please print. Please indicate name and capacity of person signing above)
Name in which shares are to be registered (if different):

Email Address:	[***]

Subscriber’s EIN:	[***]

Business Address-Street: [***] [***] City, State, Zip:
Attn: [***]

Telephone No.:	[***]

Facsimile No.:	[***]

Jurisdiction of residency:	[***]

You must pay the Purchase Price for the Acquired Securities to be issued and sold at each Closing by wire transfer of United States dollars in immediately available funds to the account specified by the Company in the Closing Notice.

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

SUBSCRIBER:
Signature of Subscriber:

By:	/s/ Marcello Liguori

Name: Marcello Liguori

Title: Managing Director

Date:	November 18, 2020

Name of Subscriber: Lombard International Life Ltd., on behalf of its Segregated Account BIGVA005 (Please print. Please indicate name and capacity of person signing above)
Name in which shares are to be registered (if different):

Email Address:	[***]

Subscriber’s EIN:	[***]

Business Address-Street: [***] [***] City, State, Zip:
Attn: [***]

Telephone No.:	[***]

Facsimile No.:	[***]

Jurisdiction of residency:	[***]

You must pay the Purchase Price for the Acquired Securities to be issued and sold at each Closing by wire transfer of United States dollars in immediately available funds to the account specified by the Company in the Closing Notice.

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

SUBSCRIBER:
Signature of Subscriber:

By:	/s/ Marcello Liguori

Name: Marcello Liguori

Title: Managing Director

Date:	November 18, 2020

Name of Subscriber: MSD SBAFLA Fund, L.P. (Please print. Please indicate name and capacity of person signing above)
Name in which shares are to be registered (if different):

Email Address:	[***]

Subscriber’s EIN:	[***]

Business Address-Street: [***] [***] City, State, Zip:
Attn: [***]

Telephone No.:	[***]

Facsimile No.:	[***]

Jurisdiction of residency:	[***]

You must pay the Purchase Price for the Acquired Securities to be issued and sold at each Closing by wire transfer of United States dollars in immediately available funds to the account specified by the Company in the Closing Notice.

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

SCHEDULE A

Subscriber	Address, Facsimile Number and E-mail	Number of Firm Shares	Purchase Price of Firm Shares	Number of Additional Shares, if full amount exercised	Purchase Price of Additional Shares, if full amount exercised	Legal Representative’s Address, Facsimile Number and E-mail
MSD SPECIAL INVESTMENTS FUND, L.P.	c/o MSD Partners, L.P. [***] [***] Attn: Marcello Liguori F [***] E [***]	120,355	$12,035,455.37	51,580	$5,158,052.30	Schulte Roth & Zabel LLP 919 Third Avenue New York, New York 10022 Attention: Eleazer Klein, Esq. Facsimile: (212) 593-5955 Telephone: (212) 756-2376 E-mail: eleazer.klein@srz.com

MSD SIF HOLDINGS, L.P.	c/o MSD Partners, L.P. [***] [***] Attn: Marcello Liguori F [***] E [***]	54,645	$5,464,544.63	23,419	$2,341,947.70	Schulte Roth & Zabel LLP 919 Third Avenue New York, New York 10022 Attention: Eleazer Klein, Esq. Facsimile: (212) 593-5955 Telephone: (212) 756-2376 E-mail: eleazer.klein@srz.com

MSD CREDIT OPPORTUNITY MASTER FUND, L.P.	c/o MSD Partners, L.P. [***] [***] Attn: Marcello Liguori F [***] E [***]	140,000	$14,000,000.00	60,000	$6,000,000.00	Schulte Roth & Zabel LLP 919 Third Avenue New York, New York 10022 Attention: Eleazer Klein, Esq. Facsimile: (212) 593-5955 Telephone: (212) 756-2376 E-mail: eleazer.klein@srz.com

MSD PRIVATE CREDIT OPPORTUNITY MASTER FUND 2, L.P.	c/o MSD Partners, L.P. [***] [***] Attn: Marcello Liguori F [***] E [***]	269,455	$26,945,515.78	115,481	$11,548,078.19	Schulte Roth & Zabel LLP 919 Third Avenue New York, New York 10022 Attention: Eleazer Klein, Esq. Facsimile: (212) 593-5955 Telephone: (212) 756-2376 E-mail: eleazer.klein@srz.com

Lombard International Life Ltd., on behalf of its Segregated Account BIGVA005	c/o MSD Partners, L.P. [***] [***] Attn: Marcello Liguori F [***] E [***]	38,539	$3,853,878.56	16,517	$1,651,662.24	Schulte Roth & Zabel LLP 919 Third Avenue New York, New York 10022 Attention: Eleazer Klein, Esq. Facsimile: (212) 593-5955 Telephone: (212) 756-2376 E-mail: eleazer.klein@srz.com

MSD SBAFLA FUND, L.P.	c/o MSD Partners, L.P. [***] [***] Attn: Marcello Liguori F [***] E [***]	77,006	$7,700,605.66	33,003	$3,300,259.57	Schulte Roth & Zabel LLP 919 Third Avenue New York, New York 10022 Attention: Eleazer Klein, Esq. Facsimile: (212) 593-5955 Telephone: (212) 756-2376 E-mail: eleazer.klein@srz.com

TOTAL		700,000	$70,000,000	300,000	$30,000,000

Schedule A-1

SCHEDULE B

ELIGIBILITY REPRESENTATIONS OF U.S. SUBSCRIBERS

A.	QUALIFIED INSTITUTIONAL BUYER STATUS

(Please check the applicable subparagraphs):

1.	☒ We are a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act, a “QIB”).
2.	☐ We are subscribing for the Acquired Securities as a fiduciary or agent for one or more investor accounts, and each owner of such account is a QIB.

***OR***

B.	ACCREDITED INVESTOR STATUS

(Please check the applicable subparagraphs):

1.

☐      We are an “accredited investor” (within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act or an entity in which all of the equity holders are accredited investors within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act), and have marked and initialed the appropriate boxes on the following page indicating all provisions under which we qualify as an “accredited investor.”

2.	☐ We are not a natural person.

***AND***

C.	AFFILIATE STATUS

(Please check the applicable box)

SUBSCRIBER:

☐	is:
☒	is not:

an “affiliate” (as defined in Rule 144) of the Company or acting on behalf of an affiliate of the Company.

***AND***

D.	INSTITUTIONAL ACCOUNT STATUS

(Please check the applicable box)

☒	is:
☐	is not:

an “Institutional Account” (as defined in FINRA 4512(c)).

This page should be completed by U.S. Subscribers

and constitutes a part of the Subscription Agreement.

Schedule B-1

Rule 501(a), in relevant part, states that an “accredited investor” shall mean any person who comes within any of the below listed categories, or who the issuer reasonably believes comes within any of the below listed categories, at the time of the sale of the securities to that person. Subscriber has indicated, by marking and initialing the appropriate box below, the provision(s) below which apply to Subscriber and under which Subscriber accordingly qualifies as an “accredited investor.”

☐ Any bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity;

☐ Any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended;

☐ Any insurance company as defined in Section 2(a)(13) of the Securities Act;

☐ Any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;

☐ Any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

☐ Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

☐ Any employee benefit plan, within the meaning of ERISA, if a bank, insurance company, or registered investment adviser makes the investment decisions, or if the plan has total assets in excess of $5,000,000;

☐ Any private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

☒ Any organization described in Section 501(c)(3) of the Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000; or

☐ Any trust with assets in excess of $5,000,000, not formed to acquire the securities offered, whose purchase is directed by a sophisticated person.

Schedule B-2

SCHEDULE C

DISCLOSURE OF REPORTABLE EVENTS

Stifel, Nicolaus & Company, Incorporated

On December 6, 2016, a final judgment (the “Judgment”) was entered against Stifel, Nicolaus & Company, Incorporated (“Stifel”) by the United States District Court for the Eastern District of Wisconsin (Civil Action No. 2:11-cv-00755) resolving a civil lawsuit filed by the SEC in 2011 involving violations of several antifraud provisions of the federal securities laws in connection with the sale of synthetic collateralized debt obligations to five Wisconsin school districts in 2006.

As a result of the Judgment, (i) Stifel is required to cease and desist from committing or causing any violations and any future violations of Section 17(a)(2) and 17(a)(3) of the Securities Act; and (ii) Stifel and a former employee were jointly liable to pay disgorgement and prejudgment interest of $2.5 million. Stifel was also required to pay a civil penalty of $22.0 million, of which disgorgement and civil penalty Stifel was required to pay $12.5 million to the school districts involved in this matter.

Simultaneously with the entry of the Judgment, the SEC issued an Order granting Stifel a waiver from, among other things, the application of the disqualification provisions of Rule 506(d)(1)(iv) of Regulation D under the Securities Act.

Copies of the Judgment and Waivers are available on the SEC’s website at:

•	Judgment: https://www.sec.gov/litigation/litreleases/2016/lr23700-final-judgment.pdf.

•	1933 Act Waivers: https://www.sec.gov/rules/other/2016/33-10263.pdf

•	1933 Act Waiver Request: https://www.sec.gov/divisions/corpfin/cf-noaction/2016/stifel-nicolaus-120616-506d.pdf

Schedule C-1